Exhibit 10.99

                              REVOLVING CREDIT NOTE

                                                     EFFECTIVE AS OF
$25,000,000                                          APRIL 2, 2001 ("NOTE DATE")


       FOR VALUE RECEIVED, the undersigned, E-LOAN, INC., a Delaware corporation, ("MAKER"), hereby unconditionally promises to pay on the first anniversary of the Note Date to the order of BANK ONE, NA, a national banking association with its principal offices in Columbus, Ohio ("LENDER"), not later than noon, Eastern Time, at its office located at 1111 Polaris Parkway #3J, Columbus, Ohio 43240 or at such other place as may be designated by Lender from time to time, in lawful money of the United States of America and in immediately available funds, the principal amount of the lesser of (i) TWENTY-FIVE MILLION AND NO/100 DOLLARS ($25,000,000), or (ii) the aggregate unpaid principal balance of all Revolving Credit Loans (as defined in that certain Loan Agreement, dated as of even date herewith by and between Maker and Lender, as amended, modified or supplemented from time to time, the "LOAN AGREEMENT") made by Lender to the undersigned pursuant to the Loan Agreement, together with any interest from the date hereof until maturity at the rates per annum provided below. Capitalized terms not otherwise defined herein shall have the meanings ascribed to such terms in the Loan Agreement.

       1. RATES OF INTEREST AND PAYMENTS. Subject to the provisions of the Loan Agreement, Maker agrees to pay interest in like money on the unpaid principal amount hereof from time to time outstanding from the date hereof until the principal balance hereof is paid in full at a fluctuating rate per annum equal to the applicable rate of interest as set forth in the Loan Agreement. Principal and interest payments on the unpaid principal balance and accrued interest due hereunder shall be made and applied in accordance with the provisions of the Loan Agreement, particularly Sections 2.5, 2.6, 2.7, 2.8, 2.9,
2.11 and 2.12 of the Loan Agreement. The provisions of Sections 2.6 and 8.16 of the Loan Agreement shall control the computation of interest hereunder.

       2. NOTICES. All notices required or permitted hereunder shall be in writing, and given in the manner, and addressed to the Maker and Lender at the addresses set forth in, Section 8.1 of the Loan Agreement, or at such other address as such party may from time to time designate by written notice to the others.

       3. LOAN AGREEMENT. This is the Revolving Credit Note referred to in the Loan Agreement, and the holder hereof is entitled to all the benefits provided therein and in the other Loan Documents. Reference is made to the Loan Agreement and the other Loan Documents which, among other things, contain provisions regarding optional and mandatory prepayment and acceleration of maturity upon certain Events of Default described therein. This Revolving Credit
Note is secured by the Security Documents.

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
                                                                   Exhibit 10.99


       4. WAIVERS. EXCEPT AS OTHERWISE EXPRESSLY PROVIDED FOR IN THE LOAN AGREEMENT, TO THE FULLEST EXTENT PERMITTED BY LAW, THE MAKER, SIGNERS, SURETIES, GUARANTORS, ENDORSERS AND OTHER PARTIES EVER LIABLE FOR PAYMENT OF ANY SUMS OF MONEY PAYABLE ON THIS REVOLVING CREDIT NOTE JOINTLY AND SEVERALLY WAIVE
VALUATION AND APPRAISAL, DEMAND, PRESENTMENT, NOTICE OF DISHONOR, NOTICE OF INTENT TO DEMAND OR ACCELERATE PAYMENT HEREOF, NOTICE OF DEMAND, NOTICE OF ACCELERATION, DILIGENCE IN COLLECTING, GRACE, NOTICE, AND PROTEST, AND AGREE TO ONE OR MORE RENEWALS OR EXTENSIONS FOR ANY PERIOD OR PERIODS OF TIME, PARTIAL PAYMENTS, AND RELEASES OR SUBSTITUTIONS OF SECURITY, IN WHOLE OR IN PART, WITH OR WITHOUT NOTICE, BEFORE OR AFTER MATURITY. NO WAIVER BY LENDER OF ANY OF ITS RIGHTS OR REMEDIES HEREUNDER OR UNDER ANY OTHER DOCUMENT EVIDENCING OR SECURING THIS REVOLVING CREDIT NOTE OR OTHERWISE SHALL BE CONSIDERED A WAIVER OF ANY OTHER SUBSEQUENT RIGHT OR REMEDY OF LENDER; NO DELAY OR OMISSION IN THE EXERCISE OR ENFORCEMENT BY LENDER OF ANY RIGHTS OR REMEDIES SHALL EVER BE CONSTRUED AS A WAIVER OF ANY RIGHT OR REMEDY OF LENDER; AND NO EXERCISE OR ENFORCEMENT OF ANY SUCH RIGHTS OR REMEDIES SHALL EVER BE HELD TO EXHAUST ANY RIGHT OR REMEDY OF LENDER.

       5. LEGAL FEES. If this Revolving Credit Note shall be collected by legal proceedings or through a probate or bankruptcy court, or shall be placed in the hands of an attorney for collection after an Event of Default or maturity, the undersigned agrees to indemnify Lender for all costs of collection, including, but not limited to court costs and reasonable attorneys' fees.

       6. ACCELERATION. Upon the occurrence of one or more of the Events of Default specified in the Loan Agreement, the holder thereof may, at its option, declare the entire unpaid balance of principal and accrued interest on this Revolving Credit Note to be immediately due and payable, without notice of any kind.

       7. AGREEMENT WITH RESPECT TO PREVENTION AND RESOLUTION OF DISPUTES. THIS REVOLVING CREDIT NOTE SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH A CERTAIN AGREEMENT WITH RESPECT TO PREVENTION AND ENFORCEMENT OF DISPUTES ("DISPUTE RESOLUTION AGREEMENT"), THE TERMS AND PROVISIONS OF WHICH ARE INCORPORATED HEREIN. AMONG OTHER PROVISIONS, THE DISPUTE RESOLUTION AGREEMENT PROVIDES FOR WAIVER OF JURY BY LENDER AND MAKER, JURISDICTION AND VENUE IN FRANKLIN COUNTY, OHIO, AND CONSTRUCTION AND INTERPRETATION UNDER THE LAWS OF THE STATE OF OHIO.

       9. NOTICE OF FINAL AGREEMENT. THIS AGREEMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

       10. MISCELLANEOUS. Maker and the Lender intend that this Revolving Credit Note shall be in compliance with all applicable laws and shall be enforceable in accordance with its terms. If any provision of this Revolving Credit Note shall be illegal

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                                                                   Exhibit 10.99


or unenforceable, such provision shall be deemed cancelled to the same extent, as though it never had appeared herein, but the remaining provisions shall not be affected thereby. In the event that the interest rate provided for in this Revolving Credit Note shall be deemed to be usurious under applicable law, then such interest rate shall be deemed modified to the highest rate permitted under such applicable usury law and all payments theretofore made shall be credited as though such rate had been the rate originally provided for herein.

       Any and all references in this Revolving Credit Note to any other document or documents shall be references to such other document or documents as the same may from time to time be modified, amended, renewed, consolidated or extended.

       The term "Maker" as used herein shall include the undersigned and its successors and assigns; provided that this paragraph shall not be deemed to be a consent or approval by the Lender of any transfer or assignment by Maker.

       This Revolving Credit Note, is executed as of the date and year first above written.

                                     MAKER:

                                     E-LOAN, INC.


                                     /s/ MATT ROBERTS
                                     -------------------------------------------
                                     By:      MATT ROBERTS
                                        ----------------------------------------
                                     Its:     CFO
                                         ---------------------------------------


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